SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8 - K
                                    CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 30, 2005
Commission file number:   0-22622

                             CREATOR CAPITAL LIMITED
                (Exact name of registrant as specified in its charter)

          BERMUDA                                     98-0170199
(State or other Jurisdiction of                    (I.R.S. Employer
Incorporation or Organization)                     Identification Number)


Cedar House, 41 Cedar Street
Hamilton HM 12, Bermuda
(Address of principal executive offices)

(604) 947-2555
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(g) of the Act:  50,000,000

ITEM 5:    OTHER EVENTS

CREATOR CAPITAL TO FILE FORM 20-F ANNUAL REPORT.

A copy of the News Release is attached hereto and filed as an Exhibit to this filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the date indicated.

CREATOR CAPITAL LIMITED

/s/  Deborah Fortescue-Merrin
-------------------------------
Name:   Deborah Fortescue-Merrin
Title:  President
Date:   March 30, 2005






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EXHIBIT 99.a
News Release
March 30, 2005


Creator Capital Limited
Cedar House, 41 Cedar Street
Hamilton HM 12
Islands of Bermuda

CREATOR CAPITAL TO FILE FORM 20-F ANNUAL REPORT

HAMILTON, BERMUDA - March 30, 2005 - CREATOR CAPITAL LIMITED

(CTORF:OTCBB) ("CCL" or the "Company") reports that, it will revert back to filing the FORM 20-F Annual Report ("20-F") with the United States Securities and Exchange Commission ("SEC"), beginning with the 2004 Annual Report.

By way of background, CCL (then known as Sky Games International) initially listed on the NASDAQ Small Cap as a foreign issuer filing the 20-F in March 1995. As a result of the "Amalgamations" of June 1997, CCL (then known as Interactive Entertainment Ltd.) relocated its operations to Memphis, Tennessee With both "mind and management" of the Company, along with greater than 50% of the total shares residing in the United States, the Company made the decision to file as a U.S. domestic issuer and submit the FORM 10-K Annual Report to the SEC.

In early 1999, a change in the Management of the Company led to relocation outside of the United States, and the percentage of shares residing outside the United States grew to greater than 50% of the outstanding. As a result, CCL has been eligible to file the 20-F for Foreign Issuers since 1999.

About Creator Capital

Creator Capital Ltd., a Bermuda exempted company, along with Harrah's Entertainment Inc., introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines in 1998. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess.


ON BEHALF OF THE BOARD OF DIRECTORS

/s/ Deborah Fortescue-Merrin

Deborah Fortescue-Merrin
President


Corporate Contact:

Contact:      Deborah Fortescue-Merrin
Telephone:   (604) 947-2555
Email:       info@creatorcapital.com
Website:     http://www.creatorcapital.com


Safe Harbour statements under the Private Securities Litigation Reform Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimate sand projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.




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